Exhibit (a)(1)(iv)

Form of Notice of Withdrawal of Tender

NOTICE OF WITHDRAWAL OF TENDER

Regarding Shares of

USCA ALL TERRAIN FUND

Tendered Pursuant to the Offer to Purchase

Dated August 22, 2025

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF WITHDRAWAL MUST BE RECEIVED BY U.S. BANK GLOBAL FUND SERVICES EITHER BY MAIL OR BY FAX BY, THE END

OF THE DAY ON SEPTEMBER 22, 2025, AT 12:00 MIDNIGHT, EASTERN TIME, UNLESS THE OFFER IS EXTENDED.

Complete This Notice Of Withdrawal And Fax Or Mail To:

USCA All Terrain Fund

c/o U.S. Bank Global Fund Services

777 East Wisconsin Avenue

MK-WI-J1S

Milwaukee, WI 53202

Attention: Tender Offer Administrator

Phone: (877) 653-1415

Fax: (866) 507-6267

For additional information:

Phone: (713) 366-0500

To assure good delivery, please send this Notice of Withdrawal to U.S. Bank Global Fund Services and not to your broker or dealer or financial advisor.

You are responsible for confirming that this Notice is received by U.S. Bank Global Fund Services. To assure good delivery, please send this page to U.S. Bank Global Fund Services and not to your broker or dealer or financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

USCA ALL TERRAIN FUND

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Signature(s):

FOR INDIVIDUAL INVESTORS AND JOINT TENANTS:
Signature:		Day	Month	Year
(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Investor:

Joint Tenant Signature:		Day	Month	Year
(If joint tenants, both must sign.)	(Signature of Owner Exactly as Appeared on Investor Certification)
Print Name of Joint Tenant:

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Part 4. Signature(s) (continued):

FOR OTHER INVESTORS:
Print Name of Investor:

Signature:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)

Print Name of Signatory
and Title:

Co-Signatory if necessary:		Day	Month	Year
(Signature Exactly as Appeared on Investor Certification)

Print Name of Co-Signatory
and Title:

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